Exhibit 4.1

[GRAPHIC]

© SECURITY-COLUMBIAN UNITED STATES BANKNOTE COMPANY

COMMON SHARES	COMMON SHARES

CUSIP

CASTLEPOINT HOLDINGS, LTD.
INCORPORATED IN BERMUDA UNDER THE COMPANIES ACT, 1981

THIS IS TO CERTIFY THAT

is the registered holder of

FULLY PAID COMMON SHARES OF PAR VALUE US$0.01 EACH OF

CASTLEPOINT HOLDINGS, LTD.

transferable on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Memorandum of Association and Bye-Laws of the Company and all amendments thereto and shall be transferable in accordance therewith. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

CERTIFICATE OF STOCK

Dated

COUNTERSIGNED AND REGISTERED:
/s/ John Sivertsen
THE BANK OF NEW YORK	DIRECTOR
(NEW YORK, NY)

TRANSFER AGENT
AND REGISTRAR
BY
AUTHORIZED SIGNATORY	DIRECTOR

EACH COMMON SHARE HAS ONE VOTE, EXCEPT THAT THE VOTING RIGHTS EXERCISABLE BY COMMON SHAREHOLDERS, DIRECTLY OR INDIRECTLY OR THROUGH ATTRIBUTION, MAY BE LIMITED TO NOT MORE THAN 9.5% OF THE VOTING POWER CONFERRED BY OUR COMMON SHARES, PURSUANT TO A FORMULA CONTAINED IN THE COMPANY’S BYE-LAWS. THE BOARD OF DIRECTORS OF THE COMPANY, BY VIRTUE OF POWERS CONFERRED BY THE BYE-LAWS, ALSO HAS THE DISCRETION TO MAKE SUCH ADJUSTMENTS TO THE AGGREGATE NUMBER OF VOTES ATTACHING TO THE COMMON SHARES OF ANY SHAREHOLDER THAT IT CONSIDERS FAIR AND REASONABLE IN ALL CIRCUMSTANCES TO ENSURE THAT NO PERSON WILL HOLD MORE THAN 9.5% OF THE COMPANY’S VOTING RIGHTS AT ANY TIME.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT —		Custodian
				(Cust)		(Minor)
TEN ENT	—	as tenants by the entireties
under Uniform Gifts to Minors
JT TEN	—	as joint tenants with right of		Act
		survivorship and not as tenants			(State)
in common

Additional abbreviations may also be used though not in the above list.

For Value Received,	hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney
to transfer the said shares on the books of the within named Company with full power of substitution in the premises.

Dated

	NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.